Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 12/26/07
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
214 North Tryon Street, 26th Floor
Samil Sengil
Charlotte, North Carolina 28202
(651) 495-3878
www.usbank.com/abs
samil.sengil@usbank.com
408,156.53 17,338,351.88
4.92585000 124.05410180
Certificate
n/a 0.000000% 0.00 17,397,911.50 408,156.53 0.00 0.00
492,585.00 12,405,410.18
Factors per Thousand 128.42451580 0.55543600 4.37041400
12,842,451.58 55,543.60 437,041.40 0.00
A-II-2
92975RAC2 5.190000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
5.048750%
A-II-1
A-I-1
92975RAA6
92975RAB4 5.048750%
Cusip
128.42451579
Original
Certificate
Balance
400,000,000.00
0.54031940
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
50,485,046.67
126.21261668
96,318,386.84
4.50334680
3,277,810.47
Interest
212,405.32
0.53101330
405,239.55
4.37041396
Unpaid
Principal
Amount
0.00
0.00
Principal
1,801,338.72
Total
Distribution
2,013,744.04
5.03436010
4.91073336
Balance
121.70926988
93,040,576.37
124.05410183
Certificate
48,683,707.95
1,250,000,000.00
159,645,885.09
1,081,345.00
5,516,190.59
0.00
6,597,535.59
154,129,694.50
3,683,050.02
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 12/26/07
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank Corporate Trust Services
Structured Finance Group
214 North Tryon Street, 26th Floor
Samil Sengil
Charlotte, North Carolina 28202
(651) 495-3878
www.usbank.com/abs
samil.sengil@usbank.com
-12,500.00
903,787.06
38,529,752.58
0.00
37,625,965.52
-1,662,658.09
2,578,945.15
38,529,752.58
Total
Excluded*
n/a n/a 0.00 37,625,965.52 -1,662,658.09 2,578,945.15 -12,500.00 903,787.06
26,789,271.35
Pool II
Excluded*
n/a n/a 0.00 26,024,158.95 -1,058,924.87 1,836,537.27 -12,500.00 765,112.40
11,740,481.23
Pool I
Balance
Excluded*
n/a n/a 0.00 11,601,806.57 -603,733.22 742,407.88 0.00 138,674.66
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
16.13810%
LIBOR/Auction
4.78875%
4.78875%
5.19000%
- - -
30/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating*
Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
14.16860%
Accrual
16.13810%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
30/360
30/360
- Page 3 -
Bond Interest Information
Class
A-II-1
A-II-2
212,405.32 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 405,239.55 0.00 0.00
92975RAC2 55,543.60 0.00 0.00
0.00
0.00
0.00
- Page 4 -
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
5,516,190.59
0.00
0.00
0.00
0.00
0.00
1,175,068.98
0.00
0.00
0.00
5,516,190.59
0.00
0.00
0.00
1,801,338.72
0.00
0.00
2,182,086.80
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,509,172.77
380,748.08
0.00
0.00
380,748.08
1,801,338.72
0.00
0.00
0.00
794,320.90
3,714,851.87
0.00
0.00
0.00
Pool I
Pool II
Total
794,320.90 1,175,068.98
0.00
3,714,851.87
0.00
0.00
0.00
6,691,259.57
Collection Activity
0.00
- Page 5 -
Beginning Collateral Balanc
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,610,930.80
5,610,930.80
0.00
0.00
466,288.03
7.872%
Periodic Information
Pool II
Total
56,095,977.47
54,294,638.75
177
54
32.791%
-
0.00
120,947,819.12
117,173,407.63
59,559.62
1,592,304.02
7.843%
174
58
31.227%
-
-
-
177,043,796.59
171,468,046.38
59,559.62
2,058,592.05
7.852%
31.603%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
59,559.62
17,397,911.50
17,338,351.88
0.00
59,559.62
11,786,980.70
11,727,421.08
0.00
9,194,949.40 2,907,732.01 6,287,217.39
Overcollateralization Information
- Page 6 -
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 7 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
706,322.35 16
$
%
$
#
#
3 150,053.62
10 511,736.70
0
2
0.00
31
71,301.59
1,359,295.66
16,534.64
53,400.38
1
2
%
1.301%
2.504%
0.943%
0.030%
0.098%
0.000%
0.131%
110,462.77 2
%
0.276%
0.203%
Pool I
Delinquency Information
- Page 8 -
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
18 1,605,200.37
Delinquency Information
Pool II
2.956%
6 323,610.70 0.596%
6 358,844.26 0.661%
0 0.00 0.000%
3 526,596.38 0.970%
5 2,716,877.64 5.004%
38 5,531,129.35 10.187%
#
$
%
8 1,663,506.48 3.064%
#
$
%
1 46,307.40 0.085%
- Page 9 -
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
8.049%
9.248%
9.480%
31.586%
60.365%
Additional Reporting Items
Pool I
Pool II
13,645.10
No
No
Yes
Additional Information
Amortization Period
23,373.32
6,310.63
0.00
0.00
29,683.95
0.00
64,040.03
Fees
0.00
50,394.92
0.00
1,127,300.21
0.00
0.00
0.00
Yes
Yes
Yes
No
No
0.165%
0.00
0.00
1,317,169.32
9.901%
- Page 10 -